================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                          CHARTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                 000-33071               58-2659667
 ------------------------------       ------------         -------------------
        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

    1233 O. G. Skinner Drive, West Point, Georgia                31833
    ---------------------------------------------             ----------
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (706) 645-1391

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 1, 2006, Charter Financial Corporation (the "Company") announced its annual and first quarter earnings for the 2006 fiscal year. A copy of the press release dated February 1, 2006, describing its first quarter earnings is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following exhibit is furnished with this Report:

     Exhibit No.    Description
     -----------    ------------------------------------------------------------
     99.1           Press release issued by Charter Financial Corporation (the
                    "Company") on February 1, 2006 furnished in accordance with
                    Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  February 1, 2006             CHARTER FINANCIAL CORPORATION


                                             By:    \s\Robert L. Johnson
                                                    ----------------------------
                                             Name:  Robert L. Johnson
                                             Title: President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press release issued by the Company on February 1, 2006.